DundeeWealth Funds

Dynamic Infrastructure Fund
(THE “FUND”)

Class I Shares

Class II Shares

Supplement Dated July 21, 2011

To the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund dated February 1, 2011, as amended

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, SUMMARY PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND SAI.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting of the Board of Trustees (“Board”) of DundeeWealth Funds (the “Trust”) held on July 21, 2011, the Board approved changing the name, investment objective, investment strategy and fundamental investment limitations of the Fund as described below.  The proposed change to the Fund’s fundamental investment limitations is subject to approval by the Fund’s shareholders, who will have the opportunity to vote on the proposal at a special meeting of shareholders to be held late in the third quarter of 2011.

The Board approved changing the Fund’s name to the “Dynamic Canadian Equity Income Fund.”  Consistent with the change of the Fund’s name, the Board approved changes to the Fund’s investment objective and investment strategy.  Specifically, the Fund’s new investment objective will be to seek high income and long-term capital appreciation.  Currently, the Fund’s investment objective is to seek long-term capital appreciation.  The Fund will also invest at least 80% of its assets in the equity securities of companies located in Canada.  For the purposes of the 80% policy, the Fund will define companies that are located in Canada as companies that are incorporated or organized in Canada.  Currently, the Fund’s investment strategy requires it to invest at least 80% of its assets, under normal market conditions, in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets.  Finally, the Board approved changing the Fund’s fundamental investment limitation relating to industry concentration by eliminating the Fund’s ability to concentrate its investments in the infrastructure and infrastructure-related industries.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the change in the name of the Fund as well as the changes to the Fund’s investment objective and investment strategy do not require shareholder approval.  The change to the Fund’s fundamental investment limitation, however, must be approved pursuant to the 1940 Act by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.  Accordingly, the Board also authorized a special meeting of shareholders of the Fund to be held late in the third quarter of 2011 to seek shareholder approval of the change to the Fund’s fundamental investment limitation.  A related proxy statement further describing these changes will be distributed in August 2011.  It is anticipated that, if shareholder approval of the change to the Fund’s fundamental investment limitation is received, that the Fund will begin to operate under its new name, investment objective and investment strategy on or about September 30, 2011.

Please keep this Supplement with your records.